Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants we hereby consent to the incorporation of our report included in this Form 8-K, into the Company's previously filed Registration Statement File Nos. 33-52945, 33-32527, 33-44855, 33-48167,
33-51447, 2-86945, 2-57646, 33-11117, 33-38133, 33-50438, 33-58099, 33-61335,
033-62283 and 333-843.

                                                       /s/ ARTHUR ANDERSEN LLP
                                                       -----------------------
                                                       ARTHUR ANDERSEN LLP


New York, New York,
March 8, 1996